SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

     [_]  Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))
     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_]  Soliciting Material Pursuant to Rule 240.14a-12

Micropac Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [_]  No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: [_]
     2)   Form, Schedule or Registration Statement No.: [_]
     3)   Filing Party: [_]
     4)   Date Filed: [_]

                               PROXY STATEMENT OF

                            MICROPAC INDUSTRIES, INC.
                             905 East Walnut Street
                              Garland, Texas 75040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held At 11:00 A.M., LOCAL TIME ON
                                  March 2, 2007



Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of Micropac Industries, Inc., to be held at The Atrium at the Granville Arts Center, 300 N. Fifth St., Garland, Texas at 11:00 a.m. on March 2, 2007 for the following purposes:

          To elect six  directors  to serve  until the next  annual  meeting  of
     stockholders  or  until  their   respective   successors  are  elected  and
     qualified; and

          To transact such other business that may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 26, 2007, as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Further information regarding the matters to be acted upon at the Annual Meeting is contained in the attached Proxy Statement.

     MANAGEMENT HOPES THAT YOU WILL ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOU ARE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN PROXIES.

                                         By Order of the Board of Directors



                                             s/ James K. Murphey
                                         ---------------------------------------
                                         JAMES K. MURPHEY, Secretary

DATED:   February 9, 2007

                            MICROPAC INDUSTRIES, INC.
                             905 EAST WALNUT STREET
                              GARLAND, TEXAS 75040

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  March 2, 2007


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micropac Industries, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders that will be held on March 2, 2007, at the time and place and for the purposes set forth in the foregoing notice. This Proxy Statement, the foregoing notice and the enclosed proxy are first being sent to stockholders on or about February 9, 2007.

     The Company's Annual Report to Stockholders for the fiscal year ended November 30, 2006, is enclosed.

         The Board of Directors does not intend to bring any matter before the meeting except those specifically indicated in the foregoing notice and does not know of anyone else who intends to do so. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote, or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the election as directors of the Company of the six persons named in the section captioned "Election of Directors".

     Any proxy may be revoked at any time prior to its exercise by notifying the Company's Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Only holders of record of common stock at the close of business on January 26, 2007 are entitled to notice of and to vote at the meeting. On that date there were 2,578,315 shares of common stock outstanding, each of which is entitled to one vote in person or by proxy on all matters properly brought before the meeting. Cumulative voting of shares in the election of directors is prohibited.

     The presence, in person or by proxy, of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Other matters, if any, to be voted on at the meeting require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

                            MICROPAC INDUSTRIES, INC.
             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The following table shows the number and percentage of shares of the Company's common stock beneficially owned (a) by each person known by the Company to own 5% or more of the outstanding common stock, (b) by each director and nominee, and (c) by all present officers and directors as a group.

 Name and Address                         Number of Shares            Percent
of Beneficial Owner                      Beneficially Owned         of Class(1)

Heinz-Werner Hempel (2)(3)                    1,952,577                75.7%
Hanseatische Waren-Gesellschaft
         MBH & Co., KG
Am Wall 127
28195 Bremen 1 Germany

H. Kent Hearn (3)                                 3,500            Less than .2%
1409 Briar Hollow
Garland, Texas 75043

James K. Murphey (3)                                -0-                  -
2290 One Galleria Tower
13355 Noel Road, L.B.75
Dallas, Texas 75240

Nicholas Nadolsky (3)                               -0-                  -
1322 Briar Hollow
Garland, Texas 75043

Connie Wood (3)                                   6,000            Less than .3%
877 FM 2948
Como, Texas 75431

Mark King (3)                                       -0-
2905 Wyndham Lane
Richardson, Texas 75082

Patrick Cefalu                                      -0-
8706 Arborside
Rowlett, Texas 75089

All officers and directors                    1,962,077                76.1%
  as a group (7 Persons)
-----------------------

(1) Calculated on the basis of the 2,578,315 outstanding shares. There are no options, warrants, or convertible securities outstanding.

(2) The Company and Mr. Heinz-Werner Hempel are parties to an Ancillary Agreement entered into in March 1987. The Ancillary Agreement primarily obligates the Company to register Mr. Hempel's stock and allows Mr. Hempel to participate in any sale of stock by the Company.

(3) A director of the Company. Each incumbent director has been nominated for reelection at the Annual Meeting.

                              ELECTION OF DIRECTORS

     The Board of Directors has determined that the Board should be composed of six directors and six directors are to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. Proxies solicited hereby will be voted FOR the election of the six nominees named below unless authority is withheld by the stockholder. Messrs. Hearn, Hempel, Murphey, Nadolsky, King and Mrs. Wood are currently directors of the Company.

                                      Position(s) With
Name                    Age              the Company              Director Since
----                    ---              -----------              --------------

H. Kent Hearn            70     Director and Member of Audit
                                Committee                         February 1983

Heinz-Werner Hempel      78     Director and Member of Audit
                                Committee                         February 1997

James K. Murphey         64     Director and Member of Audit
                                Committee                         March 1990

Nicholas Nadolsky        73     Director and Member of Audit
                                Committee                         May 2004

Connie Wood              67     Director and Member of Audit
                                Committee, Former CEO and
                                President                         February 2002

Mark King                52     Director, CEO, President and
                                Member of Audit Committee         October 2005


Mr. Hearn is a former stockbroker of Milkie/Ferguson Investments, Inc., having retired in December 2006. Mr. Hearn was formerly employed by Harris Securities, Dallas, Texas.

Mr. Hempel is the Chief Operating Officer of Hanseatische Waren-Gesellschaft MBH & Co, KG, Bremen Germany.

Mr. Murphey is an attorney and member of the law firm Glast, Phillips & Murray, P.C. in Dallas, Texas. Glast, Phillips & Murray, P.C. serves as legal counsel to the company. Prior to 2001, Mr. Murphey was a member of the law firm of Secore & Waller, L.L.P. in Dallas, Texas.

Mr. Nadolsky served as the Company's Chief Executive Officer and Chairman of the Board until his medical leave of absence beginning May 2002. Mr. Nadolsky retired from the Company in May 2003.

Mrs. Wood is the former Chief Executive Officer and President of the Company, having retired in October 2005, and served as a full-time consultant until

December 31, 2005. Mrs. Wood was elected as Chief Executive Officer in May 2002. Prior to May 2002, Mrs. Wood was President and Chief Operating Officer of the Company.

Mr. King is the Chief Executive Officer and President of the Company. Prior to November 2002, Mr. King was President and Chief Operating Officer of Lucas Benning Power Electronics. Mr. King joined the company in November of 2002 as the Chief Operating Officer and was elected as Chief Executive Officer, President and Board Member in October 2005.

The Board of Directors held four (4) board meetings during the year ended November 2006. Directors received a fee of $1,500.00, other than Mr. King, for each meeting attended during the year ended November 2006. Beginning on December 1, 2005, the Board provided for the payment of an annual retainer of $10,000 to Messrs Nadolsky and Hearn and Mrs. Wood. Mrs. Wood, Mr. Nadolsky and Mr. Hearn attended all of the meetings. Mr. Murphey attended three (3) of the meetings and Mr. Hempel attended one (1) of the meetings. Mrs. Wood received fees of $6,000.

The Audit Committee held four (4) meetings during the year ended November 30, 2006. Members of the Audit Committee received a fee of $750.00, other than Mr. King, for each meeting attended during the year ended November 2006. Mrs. Wood received Audit Committee fees of $2,250.00. Mr. Murphey and Mr. Hearn attended all of the meetings. Mr. Nadolsky and Mrs. Wood attended three (3) of the meetings. Mr. Hempel did not attend any meetings.

With the exception of Mr. Hearn, members of the Audit Committee are not considered as independent members under applicable United States statutes.

The Board of Directors has evaluated the credentials of Nicholas Nadolsky, and has determined that Mr. Nadolsky is an "audit committee financial expert" within the meaning of 401(e) of Regulation S-B.

The Board does not have a nominating committee due to the Company's small size. The Board does not provide a process for security holders to send communications to the Board of Directors due to the infrequent nature of such communications. The Board has not adopted a policy with regard to Board member attendance at annual meetings. Five (5) Board Members attended the prior year's annual meeting.


MANAGEMENT REMUNERATION AND TRANSACTIONS

Remuneration
------------

The following table shows as of November 30, 2006, all cash compensation paid to, or accrued and vested for the account of Ms. Connie Wood, former President and Chief Executive Officer, Mr. Mark King, President and Chief Executive
Officer and Mr. Patrick Cefalu, Vice President and Chief Financial Officer. Mrs.
Wood, Mr. King and Mr. Cefalu received no non-cash compensation during 2006.

The company does not have any equity compensation plans.

                                         Annual Compensation
                                         -------------------

Name and                                 Annual                        Other           All Other
Principal Position            Year       Salary      Bonus     Annual Compensation   Compensation
                                                                       (a)                (b)
=================================================================================================
Connie Wood,                  2006     $ 21,279.88   $29,500         $15,750          $41,551.40
Past President and            2005     $183,294.58   $14,500         $ 6,500          $23,693.18
Chief Executive               2004     $172,394.28   $10,000         $ 6,000          $27,194.25
Officer

Mark King,                    2006     $220,317.81   $29,500             -0-          $15,981.33
President and                 2005     $163,395.50   $14,500         $   500          $13,383.62
Chief Executive Officer (1)   2004     $155,333.82   $ 2,000             -0-          $10,225.38

Patrick Cefalu,               2006     $114,467.91   $29,500             -0-          $ 6,736.33
Vice President and            2005     $ 90,906.21   $14,500             -0-          $10,749.07
Chief Financial Officer (2)

     (a)  Reflects fees for Board meetings and Audit Committee meetings
     (b) Reflects amounts contributed by Micropac Industries, Inc., under Micropac's 401(k) profit sharing plan; unused vacation pay; and
          reimbursement for medical expenses under Micropac's Family Medical Reimbursement Plan.
================================================================================
--------------------------------------------------------------------------------

     (1) Mr. Cefalu joined the Company in July 2001; however, total compensation is not reported before fiscal year 2005, as annual salary and bonus did not exceed $100,000.
     (2) Effective November 2005, Mr. King's existing employment agreement was revised to provide: that Mr. King would serve as the Company's President and Chief Executive Officer, and a member of the Board of Directors and Audit Committee at a base salary of $186,400 for a term of three (3) years. In December 2005, the Company and Mr. King amended his employment agreement to increase his annual base salary to $225,000.

     (a)  Reflects fees for Board meetings and Audit Committee meetings
     (b) Reflects amounts contributed by Micropac Industries, Inc., under Micropac's 401(k) profit sharing plan; unused vacation pay; and reimbursement for medical expenses under Micropac's Family Medical Reimbursement Plan.

================================================================================

Amounts  included in other annual  compensations  relating to director and audit
--------------------------------------------------------------------------------
committee fees
--------------

The Board of Directors held four (4) board meetings during the year ended November 30, 2006. Directors, other than Mr. King, receive a fee of $1,500.00 for each meeting. Mrs. Wood received fees of $6,000 which amount is included in the "Other Annual Compensation" column.

The Audit Committee held four (4) meetings during the year ended November 30, 2006. Members of the Audit Committee, other than Mr. King received a fee of $750.00 for each meeting. Mrs. Wood received Audit Committee fees of $2,250 and a $7,500 retainer which amount is included in the "Other Annual Compensation" column.

Amount included in all other compensation relating to employee benefit plans
----------------------------------------------------------------------------

The Company maintains a Family Medical Reimbursement Plan for the benefit of its executive officers and their dependents. The Plan is funded through a group insurance policy issued by an independent carrier and provides for reimbursement of 100% of all bona fide medical and dental expenses that are not covered by other medical insurance plans. During the fiscal year ended November 30, 2006, Mrs. Wood received $3,863.24, Mr. King received $902.26 and Mr. Cefalu received $6,736.33 which amounts are included in the "All Other Compensation" column shown in the preceding remuneration table.

In July 1984, the Company adopted a Salary Reduction Plan pursuant to Section 401(k) of the Internal Revenue Code. The Plan's benefits are available to all Company employees who are at least 18 years of age and have completed at least six months of service to the Company as of the beginning of a Plan year. Plan participants may elect to defer up to 15% of their total compensation as their contributions, subject to the maximum allowed by the Internal Revenue code 401(k), and the Company matches their contributions up to a maximum of 6% of their total compensation. A participant's benefits vest to the extent of 20% after two years of eligible service and become fully vested at the end of six years.

During the fiscal year ended November 30, 2006, the Company made contributions to the Plan for Mr. King in the amount of $14,989.07 and for Mrs. Wood in the amount of $212.79 which amounts are included in the "All Other Compensation" column shown in the preceding remuneration table.

Employment agreements of the Company's officers provide that they may elect to carry over any unused vacation time to subsequent periods or elect to be paid for such unused vacation time. In 2006, Mrs. Wood received unused vacation pay in the amount of $37,655.37 which is included in the "All Other Compensation" column shown in the preceding remuneration table.

On January 15, 2001, the Board of Directors adopted the Micropac Industries, Inc. 2001 Employee Stock Option Plan. To date, no options have been granted under the Plan.

Interest In Certain Transactions
--------------------------------

Since 1980, the Company has leased a 4,800 square-foot building from Mr. Nadolsky which is used primarily for manufacturing. The lease originally provided for a monthly rental of $1,900 (an amount based upon a January 1984, independent appraisal of the building's value) and was to have expired on January 1, 1987. Since 1987, the Company has extended the term of this lease from time to time. The rental paid to Mr. Nadolsky pursuant to this lease was $45,000 for the fiscal year ended November 30, 2006. In April 2004, the lease was renewed for three (3) years at the same rental rate provided for in the previous lease subject to increase based upon increases in the Consumer Price Index.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was selected as the independent accountants in 2002 and has been responsible for the Company's financial audit for the fiscal years ended November 30, 2002 through November 30, 2006.

Management anticipates that a representative from KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she desires to do so. It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

AUDIT FEES

KPMG LLP was selected as the independent accountants in 2002 and has been responsible for the Company's financial audit for the fiscal years ended November 30, 2002 through November 30, 2006.

KPMG LLP fees for professional services for the audit of the Company's financial statements for 2006 and the review of the interim financial statements included in the Quarterly Reports is $96,000.

TAX FEES

In addition to the audit fees, KPMG LLP fees for tax advisory and 2005 tax return preparation services was $21,130.

ALL OTHER FEES

KPMG LLP did not provide any other services.

The Audit Committee requested that KPMG, LLP provide the committee with the anticipated charges of all accounting and tax related services to be performed by KPMG, LLP in advance of performing such services. The Audit Committee approves all KPMG, LLP tax return preparation in advance of the performance of such services.

REVIEW OF AUDITED FINANCIAL STATEMENTS

The Board of Directors does not have nominating or compensation committees or committees performing similar functions. The Board of Directors formed an audit committee on May 13, 2002. The members of the Audit Committee are the members of the Board of Directors. With the exception of Mr. Hearn, members of the Audit Committee are not considered as independent members under applicable United States statutes.

The Board of Directors has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Directors have considered and reviewed with the independent auditors their audit plans, the scope of the audit, and the identification of audit risks.

The Board of Directors has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2006, and discussed them with management and the Company's independent auditors. Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on this and discussions with management and the independent auditors, the Board of Directors has recommended that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended November 30, 2006, for filing with the Securities and Exchange Commission. It is not the duty of the Directors to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Those responsibilities belong to management and the Company's independent auditors. In giving its recommendations, the Directors considered
(a) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and (b) the report of the Company's independent auditors with respect to such financial statements.


The Board of Directors has received and reviewed written disclosures and a letter from the independent accountants required by the Independence Standards Board Standard No. 1, entitled "Independence Discussions with Audit Committee," as amended to date, and has discussed with the independent accountants their independence from management.


                         COST OF SOLICITATION OF PROXIES

The Company will bear the costs of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and all charges to brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company.


STOCKHOLDERS PROPOSALS

Any stockholder proposing to have any appropriate matter brought before the next Annual Meeting of Stockholders scheduled for February 2008 must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposal should be sent to Mr. Patrick Cefalu, P. 0. Box 469017, Garland, Texas 75046, no later than November 1, 2007.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            MICROPAC INDUSTRIES, INC.
                                  March 2, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned stockholder of Micropac Industries, Inc., a Delaware Corporation, hereby constitutes and appoints Tracy Dotson and Patrick Cefalu, and each of them acting individually, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation thereof, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all shares of stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act if personally present, at the Annual Meeting of Shareholders of said Corporation to be held March 2, 2007, at the place and time specified in Notice of Annual Meeting of Shareholders and Proxy Statement dated February 9, 2007 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at said meeting.

1.   ELECTION OF DIRECTORS
          FOR all nominees listed below (except as WITHHOLD AUTHORITY to vote for all marked to contrary below) nominees listed below

--------
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     H. Kent Hearn               Heinz-Werner Hempel       James K. Murphey
     Nicholas Nadolsky           Connie J. Wood            Mark W. King

                Approve__________           Disapprove__________

2.   Upon any other business that may properly come before the meeting.

            (Continued on next page to be signed, dated and returned)


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MADE ABOVE. IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND THAT MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby revokes all previous proxies for the meeting and hereby acknowledges receipt of the notice of such meeting and the proxy statement furnished therewith.

                                        Dated                             , 2007
                                             -----------------------------------


                                             -----------------------------------
                                                  (Stockholder's Signature)


                                             -----------------------------------
                                                  (Stockholder's Signature)

NOTE: If shares are registered in more than one name, all owners should sign. If signing in a representative or fiduciary capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by duly authorized officer and affix corporate seal.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.